Exhibit 10.31
                                                    -------------

                 TERMINATION AND MUTUAL RELEASE

     THIS TERMINATION AND MUTUAL RELEASE (this "Agreement") is executed this 23rd day of September 2003 by and between Eagle Supply Group, Inc., a Delaware corporation (the "Company"), and Seaway Holdings, Ltd. ("Seaway"). Carlton Fields, P.A., a Florida professional corporation ("Escrow Agent"), is executing this Agreement solely for purposes of serving as escrow agent under Section 8 of this Agreement.

     WHEREAS, Seaway, Alpha Capital AG, Bristol Investment Fund, Ltd., Stonestreet LP, and HAA, Inc. (collectively, the "Investors") and the Company entered into a Securities Purchase Agreement, dated as of May 15, 2003 (the "Purchase Agreement"), pursuant to which the Company agreed to sell, and the Investors agreed to buy, in a private placement transaction (the "Private Placement"), 1,090,909 shares of the Company's common stock, $0.0001 par value per share (the "Common Stock"), and warrants exercisable for the purchase of up to 109,091 shares of Common Stock (the "Warrants");

     WHEREAS, the Common Stock and the Warrants were to be purchased in two equal and separate tranches;

     WHEREAS, in connection with the Private Placement, the Company and the Investors entered into a Registration Rights
Agreement, dated as of May 15, 2002 (the "Registration Rights Agreement"), pursuant to which the Company agreed to register for resale under the Securities Act of 1933, as amended (the "Securities Act"), all of the shares of Common Stock issued in the Private Placement, as well as the shares of Common Stock issuable upon exercise of the Warrants;

     WHEREAS, the first tranche of the Private Placement closed on May 15, 2003, and under the terms of the Purchase Agreement, the second tranche was required to close no later than September
11, 2002;

     WHEREAS, the Investors advised the Company on September  12,
2002 that the Investors would not be purchasing the securities they were required to purchase in the second tranche of the Private Placement;

     WHEREAS, Seaway wishes to transfer 181,718 of the shares of Common Stock it acquired in the first tranche of the Private Placement (the "Shares") without registration under the Securities Act pursuant to the exemption provided by Section 4(1) of the Securities Act and the safe harbor provisions of Rule 144 promulgated under the Securities Act (the "Transfer"); and

     WHEREAS,  the  Company and Seaway desire to terminate  their
rights   and   obligations  under  the  Purchase  Agreement   and
Registration Rights Agreement and provide the releases to each other as are set forth below;

     NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration set forth below, the receipt and sufficiency of which are hereby acknowledged, the Company and Seaway, intending to be legally bound, hereby agree as follows:

1.   Payment  of  Settlement Amount.  Prior to the  execution  of
     ------------------------------
     this Agreement by the Company, Seaway shall have paid to Escrow Agent the amount of Fifty Thousand Dollars ($50,000) (the "Settlement Amount"), by wire transfer of immediately available funds, to be held, administered and distributed by Escrow Agent under the terms of Section 8 of this Agreement.

2.   Delivery  of  Documents.   Seaway  shall  not  exercise  its
     -----------------------
     respective  Warrant (the "Seaway Warrant").   Prior  to  the
     execution of this Agreement by the Company, Seaway shall deliver to Escrow Agent the Seaway Warrant, the Rule 144 Shareholder Certificate, in the form attached to this Agreement as Attachment A (the "Rule 144 Certificate"), fully executed by Seaway, and the Broker's Certificate Regarding Rule 144(g), in the form attached to this Agreement as Attachment B (the "Broker's Certificate"), fully executed by the broker who executed the Transfer, each of such documents to be held, administered, and distributed by Escrow Agent under the terms of Section 8 of this Agreement. On the date of this Agreement, the Company shall direct Carlton Fields, P.A. to place its legal opinion relating to the Transfer (the "Legal Opinion") into escrow to be held, administered, and distributed by Carlton Fields, P.A. in its capacity as escrow agent under the terms of Section 8 of this Agreement.

3.   Effect of Releases from Escrow.  Upon payment and release of
     ------------------------------
     the escrow by Escrow Agent in accordance with Section 8(b) of this AgreementUpon receipt by the Company of confirmation that the Shares have been sold to the Purchaser, the Purchase Agreement, Registration Rights Agreement, and Seaway Warrant shall be deemed automatically terminated and cancelled, null and void, and of no further force or effect. Upon payment and release of the escrow by Escrow Agent in accordance with Section 8(c) of this Agreement, this Agreement shall be deemed terminated and the releases under Section 4(a) and Section 4(b) of this Agreement shall be null and void ab initio and of no force or effect; provided, however, that neither party shall be excused, by virtue of such termination, from any breach by it under this Agreement.

4.   Mutual Release.
     --------------

     (a)  Effective upon the payment and release of the escrow under
          Section 8(b) of this Agreement, Seaway on behalf of itself and its affiliates hereby fully and unconditionally releases, acquits and forever discharges the Company and its affiliates, directors, officers, employees, and representatives from any and all actions, manner of actions, causes of action, claims, obligations, demands, damages, costs, expenses, compensation or other relief, which Seaway now has, has ever had, or which it may hereafter have, whether known or unknown, whether in law or equity, arising out of or relating to the Private Placement including, but not limited to, the breach or default by the Company of any provision, covenant, representation, warranty, or obligation contained in the Purchase Agreement or Registration Rights Agreement or the violation by the Company of any law, rule, or other governmental regulation, including, but not limited to, federal and state securities laws and state corporate laws which may apply to the Private Placement, the Purchase Agreement, the Registration Rights Agreement or any of the transactions contemplated thereunder.

     (b)  Effective upon the payment and release of the escrow under
          Section 8(b) of this Agreement, the Company on behalf of itself and its affiliates hereby fully and unconditionally releases, acquits and forever discharges Seaway and its affiliates from any and all actions, manner of actions, causes of action, claims, obligations, demands, damages, costs, expenses, compensation or other relief, which the Company now has, has ever had, or which it may hereafter have, whether known or unknown, whether in law or equity, under the Purchase Agreement or Registration Rights Agreement, including, but not limited to, the breach or default by Seaway of any provision, covenant, representation, warranty, or obligation contained in the Purchase Agreement or Registration Rights Agreement or the violation by Seaway of any law, rule, or other governmental regulation, including, but not limited to, federal and state securities laws and state corporate laws which may apply to the Private Placement, the Purchase Agreement, the Registration Rights Agreement or any of the transactions contemplated thereunder; provided, however, that the release, acquittal and discharge in this Section 4(b) shall not apply with respect to, or be deemed to release, acquit or discharge Seaway or its affiliates from, any of the representations, warranties, covenants or agreements of Seaway under the Rule 144 Certificate.

     (c) With regard to those matters which it has released as described in Section 4(a) or 4(b) above, neither the Company nor Seaway shall institute a lawsuit or administrative proceeding, or assert any claim of any nature against any person or entity thereby released with regard to any such matters which have been released.

5.   Representations  and  Warranties.    Each  party   to   this
     --------------------------------
     Agreement hereby represents and warrants to the other that (a) it has the requisite corporate and other authority to enter into, deliver and fulfill its obligations under this Agreement and each other document delivered by it in connection herewith, and (b) that this Agreement and each other document related to the Transfer or this Agreement to which it is a party that is delivered to another party hereto has been duly authorized and executed by such party and, when delivered to the other party, will be its legal and binding obligation, enforceable against it in accordance with its terms.

6.   Admissions.   This  Agreement and  any  documents  delivered
     ----------
     pursuant to this Agreement are not an admission or concession by either the Company or Seaway of any liability, fault, wrongdoing, or illegal acts or omissions.

7.   Press  Releases.  Seaway will not issue a press  release  or
     ---------------
     make any other public announcement relating to this Agreement unless the Company has agreed in writing to the timing and content of such release or announcement.

8.   Escrow.
     ------

     (a) The Company and Seaway hereby appoint Escrow Agent to act as the escrow agent, and Escrow Agent hereby accepts such appointment, under the terms of this Section 8. Escrow Agent agrees to hold the Settlement Amount, Seaway Warrant, and original execution copies of the Rule 144 Certificate, Broker's Certificate, and this Agreement until released in accordance with
          Section 8(b) or Section 8(c) of this Agreement.

     (b) At such time that Escrow Agent shall have received each of the Settlement Amount, the Seaway Warrant, the Rule 144 Certificate and Broker's Certificate executed as required by
          Section 2, and an original execution copy of this Agreement executed by the parties hereto, Escrow Agent shall (i) pay the Settlement Amount to the Company by wire transfer of immediately available funds, (ii) deliver the Seaway Warrant and an executed copy of this Agreement to the Company, (iii) deliver an executed copy of this Agreement to Seaway, and (iv) release the Legal Opinion to the Company's transfer agent, and Escrow Agent shall have no further duties under this Agreement.

     (c) If, on or before September 23, 2003, Escrow Agent shall not have received the Settlement Amount, the Seaway Warrant, the Rule 144 Certificate and Broker's Certificate executed as required by
          Section 2, and an original execution copy of this Agreement executed by the parties hereto, Escrow Agent shall (i) pay the Settlement Amount to Seaway by wire transfer of immediately available funds, and (ii) deliver the Seaway Warrant to Seaway, and Escrow Agent shall have no further duties under this Agreement.

     (d) Escrow Agent shall have no liability to the parties hereto or any other person or entity with respect to its services as escrow agent under this Agreement except for any liability to the parties to this Agreement to the extent directly caused by the gross negligence or willful misconduct of Escrow Agent. The Company and Seaway, jointly and severally, agree to indemnify Escrow Agent from, and hold it harmless against, any loss, liability, or expense arising out of or in connection with its entering into this Agreement and carrying out its duties hereunder, including the costs and expenses (including, without limitation, reasonable counsel fees and expenses) of defending itself against any claim or liability except to the extent of Escrow Agent's liability, if any, under the terms of the immediately preceding sentence.

9.   Waiver   of  Conflict  of  Interest;  and  Consent.   Seaway
     --------------------------------------------------
     acknowledges that Escrow Agent is acting as the Company's legal counsel with respect to this Agreement and Seaway agrees that such representation does not disqualify Escrow Agent from serving as escrow agent under this Agreement or as counsel to Company in any matter, including, but not limited to, the transaction covered by this Agreement. In the event of any dispute under or related in any way to this Agreement or the Transfer, Seaway agrees that Escrow Agent can represent the Company against Seaway with respect to such dispute.

10.  General Provisions.
     ------------------

     (a) For purposes of this Agreement, an "affiliate" of a specific entity is an individual or entity that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the specific entity. The term "control" (including the terms "controlled by" and "under common control with") means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of an entity, whether through the ownership of voting shares, by contract, or otherwise.

     (b) The provisions of this Agreement may not be amended, modified, supplemented, or waived, except in a writing executed by Seaway and the Company.

     (c) All notices or other communications or deliveries under this Agreement shall be in writing, addressed to a party in accordance with the information set forth by such party on its signature page to the Purchase Agreement, or such other address as such party may hereafter indicate in a writing to the other party, given in accordance with this Section 10(c). All notices and other communications shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile on a business day, (ii) the business day after the date of transmission, if such notice or communication is delivered via facsimile on a day that is not a business day, (iii) the business day following the date on which the notice is sent by nationally recognized overnight delivery service, or (iv) upon actual receipt by the party to whom such notice is given if given by hand delivery or mail.

     (d) Seaway may not delegate any of its duties or obligations under this Agreement. This Agreement is intended for the benefit of and may be enforced only by Seaway and the Company and their respective successors and assigns and is not for the benefit of any other person or entity, nor may any other person or entity enforce any provision.

     (e) This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together, shall constitute one and the same document. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid, binding and enforceable obligation of the party executing the same with the same force and effect as if such facsimile signature were the original thereof.

     (f) This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws that would result in the application of the laws of any other jurisdiction. The non-prevailing party shall reimburse the prevailing party for any reasonable legal fees and disbursements incurred by the prevailing party in enforcement of or protection of any of its rights or defense of any of its actions under this Agreement.

     (g) EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS RELEASE OR THE OTHER DOCUMENTS DELIVERED IN CONNECTION HEREWITH.

     (h) The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against either party.

     (i) Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

     (j) No party or any of its affiliates, successors or assigns shall challenge or seek to have determined invalid, void or unenforceable any provision of this Agreement or the Agreement itself. Each party understands that this Agreement contains the relinquishment of legal rights and it has, as it has deemed appropriate, sought the advice of legal counsel, which the other party has encouraged it to seek. Each of the Company and Seaway declares and understands that no promises, inducements, or agreements not expressly contained in this Agreement have been made to it by the other party.

     (k) This Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into this Agreement.


   [Rest of Page Intentionally Left Blank.  Signatures on Following Page.]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of this 23rd day of September 2003.


Executed  and delivered  in        EAGLE SUPPLY GROUP, INC.
the presence of:


/s/Carolyn Deving-Hommes           By:  /s/ Douglas P. Fields
------------------------------        -------------------------------
Print Name: Carolyn Deving-Hommes     Name: Douglas P. Fields
                                      Title:  Chief Executive Officer


                                   SEAWAY HOLDINGS, LTD.



/s/ Angela P. Prospere             By: [illegible]
------------------------------        -------------------------------
Print Name: Angela P. Prospere        Name: International First
                                            Secretarial Group, Ltd.
                                      Title: Secretary


                                   CARLTON FIELDS, P.A., solely for
                                   purposes of Section 8


                                   By: /s/ Nathaniel L. Doliner
                                      ------------------------------
                                      Name: Nathaniel L. Doliner
                                      Title: Shareholder

                                                       Attachment A
                                                       ------------

                RULE 144 SHAREHOLDER CERTIFICATE

     The undersigned does hereby certify and acknowledge as to the following:

     1. The undersigned was the beneficial owner of 181,818 shares of common stock ("Common Stock") of Eagle Supply Group, Inc., a Delaware corporation (the "Company"), as evidenced by share certificate number ES0076. The undersigned sold 181,718 of these shares ("Shares") on August 18, 2003 (the "Sale").

     2. The undersigned acquired these Shares in a transaction not involving a public offering pursuant to a Securities Purchase Agreement dated May 15, 2002 ("Purchase Agreement"). The purchase price for the Shares was paid in full on May 15, 2002.

     3. The undersigned is not affiliated with any of the other investors who purchased shares from the Company pursuant to the Purchase Agreement.

     4. Neither the undersigned, its officers and directors, nor any of the following: (a) relative or spouse of the foregoing, or any relative of such spouse, who has the same home as such person; (b) trust or estate in which the foregoing or any of the persons specified in Section 4(a) above collectively own 10 percent or more of the total beneficial interest or of which any of such persons serve as trustee, executor or in any similar capacity; or (c) any corporation or other organization (other than the Company) in which the foregoing or any of the persons specified in Section 4(a) above are beneficial owners collectively of 10 percent or more of any class of equity securities or 10 percent or more of the equity interests (each of 4(a), 4(b), and 4(c) individually, a "Related Person" and collectively, "Related Persons") was a Director, Executive Officer, or Beneficial Owner of 10% or more of the voting shares of the Company for the three (3) months preceding the Sale.

     5. Neither the undersigned, its officers and directors, nor any Related Person knows or has any reason to believe that the Company has not complied with the reporting requirements under Section 13 of the Securities Exchange Act of 1934, as amended.

     6. During the three months preceding the Sale, neither the undersigned, its officers and directors, nor any Related Person, sold or placed orders to sell shares of the Common Stock except for the sale of 100 shares of Common Stock on May 20, 2003.

     7. Neither the undersigned, its officers and directors, nor any Related Person had sold, whether a long or short position in, or had any put or other option to dispose of, any of the Common Stock or any securities convertible into the Common Stock within the three months preceding the Sale.

     8. The undersigned did not and does not have any agreements, understandings, arrangements, or undertakings, either oral or written, to act in concert with any other person for the purpose of selling, distributing, transferring, or otherwise disposing of the Shares.

     9. The undersigned sold the Shares in a "brokers' transactions" within the meaning of Rule 144(f) promulgated under the Securities Act of 1933, as amended. Neither the undersigned, its officers and directors, nor any Related Person (a) solicited or arranged for the solicitation of orders to buy the Common Stock in anticipation of or in connection with the Sale, (b) made, or will make, any payment in connection with the Sale to any person other than the usual and customary broker's fees or commissions, or (c) had buy or sell orders open in any security of the Company with any other broker, dealer, or bank or placed any such order prior to the completion of the Sale.

     10. The attached Form 144 is an accurate and complete copy of the Form 144 which was filed with the Securities and Exchange
Commission  on  May 20, 2003 and transmitted to  (a)  the  Boston
Stock Exchange and (b) the Nasdaq Stock Market.

     11. The attached confirmation is an accurate and complete copy of the confirmation of the Sale and the undersigned confirms that it has not and will not cancel, revoke, reverse, or otherwise terminate such Sale.

     12. It was the bona fide intention of the undersigned to sell the Shares within a reasonable time after the filing of the Form 144 with the Securities and Exchange Commission.

     13. Neither the undersigned, its officers and directors, nor any Related Persons knew or possessed any material, nonpublic information regarding the Company or its prospects, prior to the Sale.

     14. The undersigned has read and understands the provisions of Rule 144 and has and will comply with its requirements.

     15. The Company and Carlton Fields, P.A. may rely on the information contained herein and in the Form 144. The undersigned will promptly notify the Company and Carlton Fields, P.A. if the undersigned finds any of the information contained herein is no longer accurate or complete.


                   [Signatures on Next Page.]

     IN WITNESS WHEREOF, the undersigned has executed this Certificate this __ day of September, 2003.

                                       Seaway Holdings Ltd.


Witnessed By:_______________________   By:________________________
Print Name: ________________________      Name:
                                          Title:

                                                       Attachment B
                                                       ------------

           BROKER'S CERTIFICATE REGARDING RULE 144(g)

     In connection with the sale by Seaway Holdings Ltd. (the "Seller") on August 18, 2003 of 181,718 shares (the "Shares") of common stock, $0.0001 par value per share ("Common Stock"), of Eagle Supply Group, Inc., a Delaware corporation (the "Company"), the undersigned hereby attests to the following:

1. We did no more than execute the order or orders to sell the Shares as agent for the Seller, and we received no more than the usual and customary broker's commission in connection with such sale.

2. We did not solicit or arrange for the solicitation of customer's orders to buy the Shares in anticipation of or in connection with the sale of the Shares, except to the extent that we:

     (a)  made   inquiries  of  other  brokers  or  dealers   who
          indicated an interest in the Common Stock within the sixty days preceding the sale of the Shares;

     (b) made inquiries of customers who in the ten business days preceding the sale of Shares indicated without any solicitation a bona fide interest in the Common Stock;
          or

     (c) published bid and ask quotations for the Common Stock in an inter-dealer quotation system provided that such quotations were incident to the maintenance of a bona fide inter-dealer market for the Common Stock for our own account and that we published bona fide bid and ask quotations for the Common Stock in an inter-dealer quotation system on each of at least twelve days within the thirty calendar days preceding the sale of the Shares with no more than four business days in succession without such two-way quotations.

3. We made reasonable inquiry and we were not aware of any circumstances indicating that (a) the Seller was an underwriter with respect to, or was participating in a distribution of, the Shares, or (b) the sale of the Shares by the Seller was part of a distribution of securities of the Company.

                    [Signatures on Next Page]

     IN WITNESS WHEREOF, the undersigned has executed this Certificate on this __ day of September, 2003.


                                   _______________________________


                                   By:____________________________

                                   Name:__________________________

                                   Title:_________________________